Dreyfus Premier

Worldwide Growth

Fund, Inc.

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Worldwide Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund' s sub-investment adviser.

An investment environment marked by dramatic price fluctuations in many equity markets characterized the 12-month reporting period. International stocks were adversely influenced by slowing economic growth in the U.S. and Europe.
Additionally, the moderating effects of the Federal Reserve Board' s interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies along with higher energy prices and a weak euro.

Since some global equities in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, including international markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service
representative,    call    us    at    1-800-782-6620.

Thank you for investing in Dreyfus Premier Worldwide Growth Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced total returns of 7.58% for Class A shares; 6.76% for Class B shares; 6.79% for Class C shares; 7.94% for Class R shares; and 7.26% for Class T shares.(1) During the same period, the total return of the Morgan Stanley Capital International (MSCI) World Index, the fund's benchmark, was 1.09%.(2)

We attribute the fund's performance to a generally favorable environment for our disciplined, long-term investment approach. During the first half of the period, strong corporate earnings in Europe, Asia and the United States drove up share prices of many of the equities in which the fund invests. During the second half of the period, when richly valued technology stocks suffered sharp declines, the fund succeeded in maintaining its first-half gains much better than the MSCI World Index because we held fewer technology stocks than the Index.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also maintains a "buy-and-hold" investment strategy, which is based on remaining fully invested and on targeting long-term growth rather than
short-term    profit.    In    following    this    strategy    we
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

typically buy and sell relatively few stocks during the course of the year, which helps to minimize investors' tax liabilities and reduce the fund's trading costs. During the 12-month reporting period, the fund's portfolio turnover rate was 7.10% , well within our goal of an annual portfolio turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

During the first half of the period, most of the MSCI World Index's rise was driven by the performance of technology-related companies. Our focus on large, U.S.-based technology companies with well-established business models, such as Intel and Cisco Systems, positioned the fund to participate in this sector's rise while avoiding some of the volatility that affected technology later in the reporting period.

In March and April 2000, many investors began to perceive technology stocks as overvalued. As a result, technology stock values declined abruptly, and market strength shifted to other sectors, such as financial services and pharmaceuticals. Our financial services stock selections performed better than average because we concentrated on fee-based brokerage and merchant banking firms, such as Deutsche Bank and Citigroup, that are relatively insulated from the impact of rising interest rates by their business models. Our pharmaceutical holdings also performed well, aided by the consistency of their earnings and the high quality of their product pipelines.

Weakness in some global currencies and in emerging market consumer spending limited the performance of our investments in multinational consumer products companies. Nevertheless, these investments generally contributed to the fund's positive performance, with some holdings, such as Philip Morris and PepsiCo, rising sharply during the period.

What is the fund's current strategy?

Much of the fund' s performance results from our sector selection process, an analysis designed to identify industries likely to enjoy long-term growth. This process has currently led us to maintain the fund's emphasis on the health care,
consumer    staple    and    financial    services

industries, and to de-emphasize commodities and basic industries. Our investment discipline has continued to lead us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and
growth    rates.

As of October 31, 2000, the long-term economic trends that have led us to emphasize health care, financial services and consumer staples appear to remain in place. Encouraged by the U.S. economy's lasting strength, we continue to favor U.S.-based stocks, with approximately 59% of the fund' s portfolio allocated domestically. Most of our remaining holdings are concentrated in Europe, where we see indications of accelerating growth. Generally, we have seen little reason to alter our asset allocation model, nor have we observed changes in company fundamentals that might lead us to make significant changes among our
individual    holdings.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. Class A shares and Class B shares and the Morgan Stanley Capital International World Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. ON 7/15/93 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/93 IS USED AS THE BEGINNING VALUE ON 7/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED AND INCLUDES NET DIVIDENDS REINVESTED.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                                             Inception                                     From

                                                                               Date          1 Year          5 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                     7/15/93         1.41%          17.54%       16.19%
WITHOUT SALES CHARGE                                                          7/15/93         7.58%          18.93%       17.14%

CLASS B SHARES
WITH REDEMPTION((+))                                                          7/15/93         2.76%          17.84%       16.41%
WITHOUT REDEMPTION                                                            7/15/93         6.76%          18.05%       16.41%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                       6/21/95         5.79%          18.03%       17.69%
WITHOUT REDEMPTION                                                            6/21/95         6.79%          18.03%       17.69%

CLASS R SHARES                                                                 3/4/96         7.94%            --         17.93%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                      9/30/99         2.44%            --          7.16%
WITHOUT SALES CHARGE                                                          9/30/99         7.26%            --         11.80%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000

STATEMENT OF INVESTMENTS

COMMON STOCKS--95.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--.8%

Ford Motor                                                                                      500,000               13,062,500

BANKING--4.2%

Bank of America                                                                                 168,424                8,094,879

Chase Manhattan                                                                                 315,000               14,332,500

Deutsche Bank, ADR                                                                              250,000               20,500,000

Union Bank of Switzerland                                                                       220,020               30,476,736

                                                                                                                      73,404,115

BASIC MATERIALS--1.1%

Air Liquide, ADR                                                                                825,000               19,387,500

BUILDING & CONSTRUCTION--1.6%

Sony, ADR                                                                                       344,000               28,552,000

CAPITAL GOODS--4.8%

Emerson Electric                                                                                175,000               12,851,563

General Electric                                                                                780,000               42,753,750

Honeywell International                                                                         300,000               16,143,750

Norsk Hydro, ADR                                                                                150,000                5,915,625

Philips Electronics, ADR                                                                        178,480                7,128,045

                                                                                                                      84,792,733

COMMUNICATIONS--5.6%

BellSouth                                                                                       500,000               24,156,250

Brasil Telecom Participacoes, ADR                                                                 6,000                  325,125

Embratel Participacoes, ADR                                                                      30,000                  485,625

SBC Communications                                                                              500,000               28,843,750

Tele Celular Sul Participacoes, ADR                                                               3,000                   75,562

Tele Centro Oeste Celular Participacoes, ADR                                                     10,000                  101,250

Tele Leste Celular Participacoes, ADR                                                               600                   23,137

Tele Nordeste Celular Participacoes, ADR                                                          1,500                   61,875

Tele Norte Celular Participacoes, ADR                                                               600                   20,775

Tele Norte Leste Participacoes, ADR                                                              42,293                  935,733

Telecom Italia, ADR                                                                             200,000               23,500,000

Telecomunicacoes Brasileiras, ADR                                                                75,000                5,493,750

Telefonica de Espana, ADS                                                                        60,677                3,515,474

Telemig Celular Participacoes, ADR                                                                1,500                   78,750

Telesp Celular Participacoes, ADR                                                                12,000                  379,500

Verizon Communications                                                                          170,000                9,828,125

                                                                                                                      97,824,681


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTERS--10.4%

Cisco Systems                                                                                 1,080,000  (a)          58,185,000

EMC                                                                                             300,000  (a)          26,718,750

Hewlett-Packard                                                                                 620,000               28,791,250

International Business Machines                                                                 310,000               30,535,000

Microsoft                                                                                       550,000  (a)          37,881,250

                                                                                                                     182,111,250

ELECTRONICS--5.8%

Agilent Technologies                                                                            118,234  (a)           5,475,712

Intel                                                                                         2,150,000               96,750,000

                                                                                                                     102,225,712

ENERGY--7.6%

BP Amoco, ADS                                                                                   700,000               35,656,250

Chevron                                                                                         125,000               10,265,625

Exxon Mobil                                                                                     309,604               27,612,807

Royal Dutch Petroleum, ADR                                                                      525,000               31,171,875

Total, Cl. B, ADS                                                                               402,258               28,811,729

                                                                                                                     133,518,286

FINANCE--5.3%

American Express                                                                                450,000               27,000,000

Citigroup                                                                                       633,333               33,329,149

Merrill Lynch                                                                                   200,000               14,000,000

Societe Eurafrance                                                                               31,726               19,085,960

                                                                                                                      93,415,109

FOOD & DRUGS--1.7%

Walgreen                                                                                        670,000               30,568,750

FOOD, BEVERAGE & TOBACCO--9.4%

Coca-Cola                                                                                       475,000               28,678,125

Diageo, ADR                                                                                     825,000               31,040,625

Groupe Danone, ADR                                                                              700,000               19,740,000

LVHM Moet Hennessy Louis, ADS                                                                 1,375,275               20,801,034

Nestle, ADR                                                                                     240,000               24,877,500

PepsiCo                                                                                         250,000               12,109,375

Philip Morris                                                                                   725,000               26,553,125

                                                                                                                     163,799,784

HEALTH CARE--12.0%

Abbott Laboratories                                                                             325,000               17,164,063

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Bristol-Myers Squibb                                                                            375,000               22,851,562

Johnson & Johnson                                                                               325,000               29,940,625

Merck                                                                                           475,000               42,720,313

Pfizer                                                                                        1,425,000               61,542,188

Roche Holdings, ADR                                                                             400,000               36,512,500

                                                                                                                     210,731,251

HOUSEHOLD PRODUCTS-MISC.--3.9%

Estee Lauder, Cl.A                                                                               80,000                3,715,000

Gillette                                                                                        300,000               10,462,500

L'Oreal, ADR                                                                                  2,500,000               38,125,000

Procter & Gamble                                                                                210,000               15,001,875

                                                                                                                      67,304,375

INSURANCE--6.9%

Assicurazioni Generali                                                                          750,000               24,676,969

Axa                                                                                             275,361               36,474,208

Berkshire Hathaway, Cl. A                                                                           325  (a)          20,702,500

Berkshire Hathaway, Cl. B                                                                            28  (a)              58,884

Marsh & McLennan                                                                                220,000               28,765,000

Zurich Financial Service                                                                         20,000                9,679,572

                                                                                                                     120,357,133

MEDIA/ENTERTAINMENT--4.0%

McDonald's                                                                                      360,000               11,160,000

Seagram                                                                                         480,000               27,420,000

Time Warner                                                                                     200,000               15,182,000

Viacom, Cl. B                                                                                   300,000  (a)          17,062,500

                                                                                                                      70,824,500

PUBLISHING--3.7%

McGraw-Hill Cos.                                                                                300,000               19,256,250

News Corp, ADR                                                                                   12,000                  516,000

Pearson                                                                                       1,665,400               44,613,255

                                                                                                                      64,385,505

RETAIL--.9%

Wal-Mart Stores                                                                                 325,000               14,746,875

TELECOMMUNICATIONS--1.0%

Vodafone Group                                                                                4,317,972               17,938,730


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXTILES-APPAREL--2.3%

Christian Dior                                                                                  800,000               40,688,872

TRANSPORTATION--.5%

United Parcel Service, Cl. B                                                                    131,400                7,982,550

UTILITIES--1.8%

E.On                                                                                            200,000               10,172,218

Vivendi                                                                                         301,875               21,710,479

                                                                                                                      31,882,697

TOTAL COMMON STOCKS

   (cost $1,240,775,867)                                                                                           1,669,504,908
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS-1.5%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR

   (cost $16,614,114)                                                                           750,000               27,140,625
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
CORPORATE BONDS-.0%                                                                          Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Zurich International,

2%, 3/1/2001

   (cost $4,923)                                                                                  5,000                    2,766
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-3.1%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   6.03%, 11/2/2000                                                                              48,000                   47,992

   6%, 11/24/2000                                                                               166,000                  165,368

   6.06%, 11/30/2000                                                                            376,000                  374,210

   6.28%, 12/21/2000                                                                          7,387,000                7,321,921

   6.04%, 12/28/2000                                                                          8,692,000                8,606,905

   6.07%, 1/11/2001                                                                           3,744,000                3,698,735

   6.14%, 1/18/2001                                                                          33,875,000               33,423,446

TOTAL SHORT-TERM INVESTMENTS

   (cost $53,642,262)                                                                                                 53,638,577
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,311,037,166)                                                           99.9%            1,750,286,876

CASH AND RECEIVABLES (NET)                                                                          .1%                2,137,537

NET ASSETS                                                                                       100.0%            1,752,424,413

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,311,037,166  1,750,286,876

Cash                                                                    698,064

Dividends and interest receivable                                     2,862,027

Receivable for shares of Common Stock subscribed                      2,823,482

Prepaid expenses                                                         54,537

                                                                  1,756,724,986
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,350,172

Payable for shares of Common Stock redeemed                           1,453,149

Accrued expenses                                                        497,252

                                                                      4,300,573
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,752,424,413
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,316,362,663

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                     (3,055,092)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  439,116,842
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,752,424,413

NET ASSET VALUE PER SHARE

                                      Class A                Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                    496,781,263           1,020,578,480          223,670,542            8,844,414            2,549,714

Shares Outstanding                 13,113,078              27,958,907            6,179,825              233,936               67,630
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                        37.88                  36.50                36.19                37.81                37.70

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,998,025 foreign taxes withheld at source) 22,825,584

Interest                                                             1,455,940

TOTAL INCOME                                                        24,281,524

EXPENSES:

Investment advisory fee-Note 3(a)                                   12,934,243

Distribution fees-Note 3(b)                                          9,266,878

Shareholder servicing costs-Note 3(c)                                6,401,437

Custodian fees                                                         276,698

Prospectus and shareholders' reports                                   173,181

Registration fees                                                      124,767

Professional fees                                                       47,218

Directors' fees and expenses-Note 3(d)                                  36,134

Loan commitment fees-Note 2                                             20,716

Miscellaneous                                                           25,506

TOTAL EXPENSES                                                      29,306,778

INVESTMENT (LOSS)                                                  (5,025,254)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (3,192,426)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                118,256,519

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             115,064,093

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               110,038,839

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2000              1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                        (5,025,254)          (3,423,786)

Net realized gain (loss) on investments       (3,192,426)            5,049,950

Net unrealized appreciation (depreciation)
   on investments                            118,256,519           174,229,391

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 110,038,839           175,855,555
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                       --              (683,131)

Class C shares                                       --               (19,085)

Class R shares                                       --                (7,604)

Net realized gain on investments:

Class A shares                                (1,347,831)            (709,920)

Class B shares                                (3,044,170)          (2,081,046)

Class C shares                                  (649,869)            (337,167)

Class R shares                                   (28,032)              (5,069)

Class T shares                                      (21)                   --

TOTAL DIVIDENDS                               (5,069,923)          (3,843,022)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                              1,365,768,682         694,002,621

Class B shares                                184,793,114         377,208,515

Class C shares                                 66,130,507         124,098,920

Class R shares                                  3,665,437           9,058,035

Class T shares                                  2,662,844               1,000


                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2000             1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                  1,150,945           1,193,132

Class B shares                                  2,285,354           1,556,997

Class C shares                                    358,895             191,269

Class R shares                                     28,032              12,664

Class T shares                                         21                  --

Cost of shares redeemed:

Class A shares                            (1,342,036,088)        (488,435,413)

Class B shares                              (163,934,955)         (93,862,744)

Class C shares                               (52,344,371)         (26,901,140)

Class R shares                                (4,507,272)          (1,917,567)

Class T shares                                   (54,533)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 63,966,612          596,206,289

TOTAL INCREASE (DECREASE) IN NET ASSETS      168,935,528          768,218,822
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                         1,583,488,885          815,270,063

END OF PERIOD                               1,752,424,413        1,583,488,885

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2000              1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                    35,739,577          20,389,735

Shares issued for dividends reinvested             32,384              37,543

Shares redeemed                              (35,130,491)         (14,325,635)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     641,470            6,101,643
--------------------------------------------------------------------------------

CLASS B( B)

Shares sold                                     5,043,911           11,528,347

Shares issued for dividends reinvested             66,282               50,129

Shares redeemed                                (4,481,454)          (2,846,158)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     628,739            8,732,318
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,817,576            3,834,873

Shares issued for dividends reinvested             10,500                6,214

Shares redeemed                                (1,438,482)            (819,871)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     389,594            3,021,216
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        96,507             271,115

Shares issued for dividends reinvested                793                 402

Shares redeemed                                 (117,994)             (57,925)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (20,694)              213,592
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        69,039                  30

Shares issued for dividends reinvested                  1                   --

Shares redeemed                                   (1,440)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,600                   30

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 522,982 CLASS B SHARES REPRESENTING $19,244,676 WERE AUTOMATICALLY CONVERTED TO 505,715 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 374,532 CLASS B SHARES REPRESENTING $12,438,263 WERE AUTOMATICALLY CONVERTED TO 374,726 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                             Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            35.32          29.95          24.46          19.89         16.41

Investment Operations:

Investment income--net                                         .10(a)         .09(a)            .09            .11           .13

Net realized and unrealized gain (loss)
   on investments                                                2.57         5.49             5.43           4.69          3.50

Total from Investment Operations                                 2.67         5.58             5.52           4.80          3.63

Distributions:

Dividends from investment income-net                               --        (.10)            (.02)          (.15)          (.14)

Dividends from net realized gain
   on investments                                               (.11)        (.11)            (.01)          (.08)          (.01)

Total Distributions                                             (.11)        (.21)            (.03)          (.23)          (.15)

Net asset value, end of period                                  37.88        35.32            29.95          24.46         19.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             7.58        18.70            22.56          24.39         22.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.16         1.18             1.20           1.19          1.25

Ratio of net investment income
   to average net assets                                          .25          .27              .51            .66           .98

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --           --               --            .03           .12

Portfolio Turnover Rate                                          7.10         2.42             5.33           1.20          1.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         496,781      440,513          190,800        108,188        42,098

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            34.29          29.20          24.01          19.58         16.22

Investment Operations:

Investment income (loss)--net                                (.19)(a)       (.15)(a)          (.04)      (.04)(a)            .04

Net realized and unrealized gain (loss)
   on investments                                                2.51           5.35           5.24          4.60           3.42

Total from Investment Operations                                 2.32           5.20           5.20          4.56           3.46

Distributions:

Dividends from investment income-net                               --             --             --          (.05)          (.09)

Dividends from net realized gain
   on investments                                               (.11)          (.11)          (.01)         (.08)          (.01)

Total Distributions                                             (.11)          (.11)          (.01)         (.13)          (.10)

Net asset value, end of period                                  36.50         34.29          29.20         24.01          19.58
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             6.76         17.87          21.66         23.47          21.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.92          1.92           1.95         2.00           2.00

Ratio of net investment income (loss)
   to average net assets                                        (.51)         (.46)           (.24)        (.17)           .24

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --           --              --          .03            .12

Portfolio Turnover Rate                                          7.10         2.42            5.33         1.20           1.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,020,578      937,195         543,079      264,375         74,833

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2000           1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            33.99          28.95          23.80          19.51         16.22

Investment Operations:

Investment income (loss)--net                                (.18)(a)       (.14)(a)          (.01)      (.06)(a)            .14

Net realized and unrealized gain (loss)
   on investments                                                2.49           5.30          5.17           4.57           3.29

Total from Investment Operations                                 2.31           5.16          5.16           4.51           3.43

Distributions:

Dividends from investment income-net                                -          (.01)            --           (.14)          (.13)

Dividends from net realized gain
   on investments                                               (.11)          (.11)          (.01)         (.08)          (.01)

Total Distributions                                             (.11)          (.12)          (.01)         (.22)          (.14)

Net asset value, end of period                                  36.19         33.99          28.95         23.80          19.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                             6.79         17.87          21.69         23.36          21.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.90          1.90           1.91          1.99          2.04

Ratio of net investment income (loss)
   to average net assets                                        (.49)          (.44)          (.21)         (.24)          .19

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --            --            .03           .11

Portfolio Turnover Rate                                          7.10          2.42           5.33          1.20          1.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         223,671       196,832         80,169        29,845         1,086

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2000           1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            35.14          29.77         24.30          19.74         18.03

Investment Operations:

Investment income--net                                            .21(b)         .12(b)        .20            .22           .03

Net realized and unrealized gain (loss)
   on investments                                                2.57           5.52          5.35           4.60          1.69

Total from Investment Operations                                 2.78           5.64          5.55           4.82          1.72

Distributions:

Dividends from investment income-net                               --           (.16)         (.07)          (.18)            --

Dividends from net realized gain
   on investments                                                (.11)          (.11)         (.01)          (.08)         (.01)

Total Distributions                                              (.11)          (.27)         (.08)          (.26)         (.01)

Net asset value, end of period                                  37.81          35.14         29.77          24.30         19.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.94          19.03         22.89          24.71          9.51(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .86            .93           .93            .95           .75(c)

Ratio of net investment income
   to average net assets                                          .55            .35           .78            .87           .48(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --             --            .04           .07(c)

Portfolio Turnover Rate                                          7.10           2.42          5.33           1.20          1.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            8,844          8,948         1,222           732           155

(A) FROM MARCH 4, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                          Year Ended October 31,
                                                           ---------------------

CLASS T SHARES                                               2000       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        35.30        33.49

Investment Operations:

Investment (loss)--net                                   (.07)(b)      (.02)(b)

Net realized and unrealized gain (loss) on investments       2.58         1.83

Total from Investment Operations                             2.51         1.81

Distributions:

Dividends from net realized gain on investments             (.11)        --

Net asset value, end of period                              37.70        35.30
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          7.26       5.29(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.52       .13(d)

Ratio of net investment (loss) to average net assets        (.20)     (.06)(d)

Portfolio Turnover Rate                                      7.10        2.42
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       2,550           1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital
gain    are    normally    declared    and    paid    annually,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,055,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, the carryover expires in fiscal 2008.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income net by $9,363,893, accumulated net realized gain (loss) on investments by $181,191 and decreased paid-in capital by $9,545,084. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                             Annual Fee as a Percentage of

Total Net Assets                               Average Daily Net Assets

0 to $25 million. . . . . . . . . . . .                .11 of 1%

$25 million up to $75 million . . . . .                .18 of 1%

$75 million up to $200 million. . . . .                .22 of 1%

$200 million up to $300 million . . . .                .26 of 1%

In excess of $300 million . . . . . . .               .275 of 1%

DSC retained $16,798 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $7,632,548, $1,632,261 and $2,069, respectively, pursuant to the Plan, of which $5,184,464, $1,113,585 and $1,964, for Class B, Class C and Class T shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $1,196,895, $2,544,183, $544,087 and $2,069, respectively, pursuant to the Shareholder Services Plan, of which $816,136, $1,728,155, $371,195, and $1,964 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $1,099,184 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended October 31, 2000, the fund incurred total brokerage commissions of $215,758 of which $11,070 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $143,884,448 and $120,180,520, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $439,249,710, consisting of $471,447,172 gross unrealized appreciation and $32,197,462 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Worldwide Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Worldwide Growth Fund, Inc., including the statement of investments, as of October 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Worldwide Growth Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 6, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.1110 per share as long-term capital gain distribution paid on November 30, 1999.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Worldwide Growth Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Adviser

                        Fayez Sarofim & Co.

                        Two Houston Center,

                        Suite 2907

                        Houston, TX 77010

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  070AR0010